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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - AUGUST 20, 2002

                        YOUTHSTREAM MEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        0-27556               13-4082185
(State or other jurisdiction of           Commission            (IRS Employer
 Incorporation or organization)           file number        Identification No.)

 28 West 23rd Street, New York, New York                            10010
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 622-7300

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YOUTHSTREAM MEDIA NETWORKS, INC.
FORM 8-K

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TABLE OF CONTENTS

                                                                        Page

Item 2.           Acquisition or Disposition of Assets

Item 7.           Financial Statements and Exhibits

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On August, 6 2002, the Company issued a press release, a copy of which is attached hereto as Exhibit 99-1, announcing that it had completed the sale of certain assets and liabilities relating to its Media segment to Cass Communications, Inc., a subsidiary of Alloy, Inc. ("Alloy"). The disposition is reflected in the Company's unaudited pro forma financial information filed as a part of this report in Item 7.

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ITEM 7. FINANCIAL STATEMENTS & EXHIBITS.

The following exhibits are filed as part of this report:

(a)  Not applicable

(b)  Pro forma financial information (Section A)

(c)  Exhibits

     10-1 Asset Purchase Agreement by and between Alloy, Inc., Cass Communications, Inc., YouthStream Media Networks, Inc., American Passage Media, Inc. and Network Event Theater, Inc., dated August 5, 2002

     99-1   Press Release dated August 6, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   YOUTHSTREAM MEDIA NETWORKS, INC

Date:  August 20, 2002             By:  /S/ WESLEY RAMJEET
                                        ----------------------------
                                        Wesley Ramjeet
                                        Acting Chief Financial Officer

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YOUTHSTREAM MEDIA NETWORKS, INC.
PRO FORMA FINANCIAL INFORMATION
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                                 - SCHEDULE A -

On August 5, 2002, Youthstream Media Networks, Inc., (the "Company") completed the sale of certain assets and liabilities (the Media Assets) of its Media segment.

The purchase price paid by Alloy, Inc., a Delaware corporation (the "Buyer") for the Media Assets was $7 million in cash.

Net cash proceeds of $6.9 million from the sale, after payment of certain transaction costs, will be utilized to reduce outstanding debt, accounts payable and accrued liabilities.

The following pro forma condensed consolidated statements of operations for the year ended June 30, 2001 and for the nine-months ended March 31, 2002 gives effect to the sale of the Media Assets as if the transaction had occurred at the beginning of fiscal 2001 and 2002, respectively. The pro forma condensed consolidated balance sheet as of March 31, 2002 gives effect to the sale of the Media Assets as if such transaction had occurred as of that date and the discontinuance and related write-off of the media assets not sold.

The pro forma financial data presented herein is based on management's estimate of the effects of the sale of the Media Assets, based upon currently available information and certain assumptions the Company believes are reasonable. The Company does not expect the receipt of additional information regarding this transaction to have a material adverse effect on the pro forma financial data. The pro forma condensed consolidated statements of operations for the year ended June 30, 2001 and for the nine-months ended March 31, 2002 and the pro forma condensed consolidated balance sheet as of March 31, 2002 are unaudited, but in the opinion of management, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

The pro forma condensed consolidated statements of operations for the year ended June 30, 2002 and for the nine-months ended March 31, 2002, and the pro forma condensed consolidated balance sheet as of March 31, 2002 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transactions described been consummated as of the dates indicated, or that may be achieved in the future.

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
YouthStream Media Networks, Inc.
Unaudited Pro Forma Statement of Operations
For the 9 Months Ended March 31, 2002
(In Thousands)


                                                                  (Unaudited)    Proforma Adjustments
                                                                                 ----------------------
                                                                  As Reported      Disposal of Media           Proforma
                                                                    Per 10-Q            Assets                As Adjusted
                                                                -------------------------------------------------------------
Net Revenue                                                               28,023               (14,501) (1)           13,522
Operating expenses:
         Cost of sales                                                    11,909                (9,234) (1)            2,675
         SG&A                                                             16,054                (6,760) (1)            9,294
         Corporate expenses                                                4,465                (2,310) (1)            2,155
         Depreciation & Amortization                                         550                  (199) (1)              351
         Loss on impairment of assets                                        --                    --                    --
                                                                ---------------------------------------    ------------------
Total operating expenses                                                  32,978               (18,503)               14,475
                                                                ---------------------------------------    ------------------

Loss from operations                                                      (4,955)                4,002                  (953)

Equity loss in investment                                                      0                     0                   --
Interest income                                                              440                     0                   440
Other income                                                                   0                     0                   --
Interest expense                                                          (2,284)                  --                 (2,284)
                                                                ---------------------------------------    ------------------
Loss before provision for income taxes                                    (6,799)                4,002                (2,797)
Provision for income taxes                                                   177                  (162) (1)               15
                                                                ---------------------------------------    ------------------
Loss from continuing operations                                           (6,976)                4,164                (2,812)

Per share of common stock basic and diluted
         Loss from continuing operations                                 $ (0.23)                                    $ (0.09)

Weighted average basic and diluted common shares outstanding              30,505                                      30,505

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

YouthStream Media Networks, Inc.
Unaudited Pro Forma Statement of Operations
For the 12 Months Ended June 30, 2001
(In Thousands)


                                                                                             Proforma Adjustments
                                                                                             -------------------
                                                    As Reported    Teen-DO     As Restated   Disposal of Media      Proforma
                                                     Per 10-K    Restatement(2)                    Assets          As Adjusted
                                                    ---------------------------------------  ----------------------------------
Net Revenue                                              26,892          1,017      25,875              (15,848)(1)     10,027
Operating expenses:
        Cost of sales                                    15,043          1,701      13,342              (10,912)(1)      2,430
        SG&A                                             21,749          5,872      15,877               (5,842)(1)     10,035
        Corporate expenses                                8,163           --         8,163               (8,163)(1)       --
        Depreciation & Amortization                       3,188           --         3,188               (2,505)(1)        683
        Loss on impairment of assets                     10,680          5,319       5,361               (5,361)(1)       --
                                                    ---------------------------------------  ----------------------------------
Total operating expenses                                 58,823         12,892      45,931              (32,783)        13,148
                                                    ---------------------------------------  ----------------------------------

Loss from operations                                    (31,931)       (11,875)    (20,056)              16,935         (3,121)

Equity loss in investment                                     0           --          --                   --             --
Interest income                                           2,131           --         2,131                 --            2,131
Other income                                                  0           --          --                   --             --
Interest expense                                         (3,169)           (13)     (3,156)                --           (3,156)
                                                    ---------------------------------------  ----------------------------------
Loss before provision for income taxes                  (32,969)       (11,888)    (21,081)              16,935         (4,146)
Provision for income taxes                                  275           --           275                 (240) (1)        35
                                                    ---------------------------------------  ----------------------------------
Loss from continuing operations                         (33,244)       (11,888)    (21,356)              17,175         (4,181)

Per share of common stock basic and diluted
        Loss from continuing operations                 $ (1.13)                   $ (0.73)                            $ (0.14)

Weighted average basic and diluted
        common shares outstanding                        29,334                     29,334                              29,334

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
YouthStream Media Networks, Inc.
Unaudited Pro Forma Balance Sheet
March 31, 2002
(In Thousands)

                                                                        (Unaudited)       Proforma Adjustments            Proforma
                                                                        As Reported    ---------------------------     Balance Sheet
                                                                          Per 10-Q      Disposal of Media Assets          3/31/02
                                                                    ----------------------------------------------------------------
ASSETS
Current assets:
              Cash and cash equivalents                                        1,211                 7,000  (3)               8,211
              Marketable debt securities, at amortized cost                    2,042                                          2,042
              Accounts receivable, net                                         4,113                (1,093) (3)               3,020
              Inventories, net                                                 3,629                                          3,629
              Other current assets                                             1,340                (1,019) (3)&(4)             321
              Restricted cash                                                  1,022                                          1,022
                                                                    ----------------------------------------------------------------
Total current assets                                                          13,357                 4,888                   18,245

Property and equipment, net                                                    6,028                (5,480) (3)&(5)             548
Assets from discontinued operations                                               19                                             19
Deferred financing costs, net                                                  2,799                                          2,799
Intangibles, net                                                              12,193                (4,945) (6)               7,248
Restricted cash                                                                  306                                            306
                                                                    ----------------------------------------------------------------

Total assets                                                                 $34,703               ($5,537)                 $29,166
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LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
              Accounts payable                                                 2,166                  (175) (3)               1,991
              Accrued expenses                                                 3,175                  (177) (3)               2,998
              Current liabilities of discontinued operations                   1,817                  --                      1,817
              Deferred revenues                                                1,148                  (481) (3)                 667
              Deferred purchase price                                            750                                            750
              Current portion capitalized lease obligations                       36                   (11) (3)                  25
              Current portion of long-term debt                                  360                                            360
                                                                    ----------------------------------------------------------------
Total current liabilities                                                      9,452                  (844)                   8,608
Non-current liabilities of discontinued operations                                52                                             52
Long-term capitalized lease obligations                                          118                   (46) (3)                  72
Long-term debt                                                                17,958                                         17,958
Other liabilities                                                                370                                            370

Commitments and contingencies                                                      0                                           --

Stockholders' equity:
              Preferred stock                                                      0                                           --
              Common stock                                                       314                                            314
              Additional paid-in capital                                     330,546                                        330,546
              Accumulated deficit                                           (323,278)               (4,647) (3)&(7)        (327,924)
              Treasury stock, 607 shares at March 31, 2002                      (830)                                          (830)
                                                                    ----------------------------------------------------------------
Total stockholders' equity                                                     6,752                (4,647)                   2,106

Total liabilities and stockholders' equity                                   $34,703               ($5,537)                 $29,166
                                                                    ================================================================

                                                                                 ($0)                   $0                      ($0)

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YouthStream Media Networks, Inc
Notes to Unaudited Pro Forma Financial Information

Following is a description of pro forma adjustments reflected in the unaudited proforma statements of income and balance sheet:

     (1) Adjustment to reflect the elimination of the operating results of the Media segment.

     (2) In December 2001, the Company discontinued its Teen.com web site. The pro forma unaudited statement of operations gives effect the discontinued operations as if it had occurred at the beginning of fiscal 2001.

     (3) Adjustment to record the asset/liability sale of Media assets to Alloy, Inc.

     (4) Adjustment to write-off prepaids and deposits relating to the Media segment.

     (5) Adjustment to write-off remaining fixed assets relating to the disposal of the Media segment.

     (6) Adjustment to write-off goodwill relating to American Passage Media, Inc.

     (7) Adjustment to record net loss on disposal of remaining Media operations not purchased by Alloy, Inc.